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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 1, 1999


                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

      New Jersey                      0-29030                     22-3475473
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)



        399 Route 23, Franklin, New Jersey                   07416
        ----------------------------------                   -----
     (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------

Item 5.   Other Events

         The Registrant issued a press release announcing its 1998 net income increased by 3% from $708,000 in 1997 to $710,000 in 1998. The details announced in the press release are incorporated by reference as if set forth at length herein.

Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                        Description
         -----------                        -----------

             99              Press Release announcing an increase in net income.







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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SUSSEX BANCORP
                                                --------------
                                                (Registrant)




Dated: February 3, 1999                     By: /s/ CANDACE A. LEATHAM
                                                ----------------------
                                                CANDACE A. LEATHAM
                                                Chief Financial Officer



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


                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


   Exhibit No.                Description                               Page No.
   -----------                -----------                               --------

      99          Press Release announcing an increase in net income       5










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